                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is vice president and treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1996 to March 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1996.

                                             GREEN TREE FINANCIAL CORP.



                                             BY: /s/Phyllis A. Knight
                                                 -----------------------------
                                                   Phyllis A. Knight
                                                   Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is vice president and treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1996.

                                             GREEN TREE FINANCIAL CORP.



                                             BY: /s/Phyllis A. Knight
                                                 -----------------------------
                                                   Phyllis A. Knight
                                                   Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1996

                                         Distribution Date:  4/15/96
                                         CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                 LP5,LQ3
                                         Trust Account:  3334725-0

Class A Certificates
- --------------------

1. (a)  Amount Available (including Monthly
        Servicing Fee)                                         $2,823,974.84

   (b)  Class M-1 Interest Deficiency Amount
        (if any), Class M-2 Interest Deficiency
        Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for
        prior Payment Date                                               .00

   (c)  Amount Available after giving effect to
        withdrawal of any Class M-1 Interest Deficiency
        Amount, Class M-2 Interest Deficiency Amount
        and Class B-1 Interest Deficiency Amount for prior
        Payment Date                                            2,823,974.84

   INTEREST

2. Aggregate Interest
   (a)  Class A-1 Pass-through Rate                                     5.70%
        Class A-1 Interest                                        157,066.67

   (b)  Class A-2 Pass-through Rate                                     6.00%
        Class A-2 Interest                                        108,500.00

   (c)  Class A-3 Pass-through Rate                                     6.35%
        Class A-3 Interest                                         94,597.36

3. Amount Applied to unpaid Class A Interest Shortfall                   .00

4. Remaining Unpaid Class A Interest Shortfall                           .00
   PRINCIPAL

5. Formula Principal Distribution Amount:
     (a)  Scheduled Principal                $  269,454.45
     (b)  Principal Prepayments               1,771,272.14
     (c)  Delinquent Payments Advanced           20,312.69
     (d)  Liquidated Contracts                         .00
     (e)  Repurchases                                  .00
     (f)  Delinquent Payments Recovered                .00
     (g)  Previously Undistributed Principal
            Amounts                                    .00
                  Total Principal                              $2,061,039.28

6. Pool Scheduled Principal Balance                            91,664,983.72

7. Senior Percentage for such Payment Date                          100%


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                   MARCH 1996
                                     Page 2

                                      Distribution Date:  4/15/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                      Trust Account:  3334725-0

 8.  Class A Principal Distribution:
     (a)  Class A-1                                         2,061,039.28
     (b)  Class A-2                                                  .00
     (c)  Class A-3                                                  .00

 9.  Class A Principal Balance
     (a)  Class A-1 Principal Balance                      29,938,960.72
     (b)  Class A-2 Principal Balance                      21,000,000.00
     (c)  Class A-3 Principal Balance                      17,300,000.00

     CLASS M-1 CERTIFICATES
     ----------------------

10.  Amount Available less the Class A Distribution
     Amount (including Monthly Servicing Fee)                 402,771.53

     INTEREST

11.  Aggregate Interest
     (a)  Class M-1 Pass-through Rate                               6.95%
          Class M-1 Interest                                   39,199.93

12.  Amount applied to Unpaid Class M-1
     Interest Shortfall                                              .00

13.  Amount applied to Class M-1 Interest
     Deficiency Amount                                               .00

14.  Remaining unpaid Class M-1 Interest
     Deficiency Amount                                               .00

15.  Remaining Unpaid Class M-1 Interest
     Shortfall                                                       .00

     PRINCIPAL

16.  Formula Principal Distribution Amount
     (a)  Scheduled Principal                                        .00
     (b)  Principal Prepayments                                      .00
     (c)  Liquidated Contracts                                       .00
     (d)  Repurchased                                                .00
     (e)  Previously Undistributed Principal Amounts                 .00

17.  Class M-1 Principal Balance                            6,550,000.00

18.  Senior Percentage for such Payment Date                      100.00%

19.  Class M-1 Principal Distribution                                .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1996
                                    Page 3

                                      Distribution Date:  4/15/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                      Trust Account:  3334725-0

INTEREST ON PRINCIPAL SHORTFALL


20.  Aggregate Principal Shortfall                                   .00

21.  Class M-1 Principal Shortfall Amount                            .00

22.  Amount applied to Unpaid Class M-1 Interest
     Shortfall on Principal Shortfall                                .00

23.  Remaining Unpaid Class M-1 Interest Shortfall on
     Principal Shortfall                                             .00

     Class M-2 Certificates
     ----------------------

24.  Amount Available less the Class A Distribution Amount
     and Class M-1 Distribution Amount (including Monthly
     Servicing Fee)                                           363,571.60

     INTEREST

25.  Current Interest
     (a)  Class M-2 Pass-through Rate                               7.30%
          Class M-2 Interest                                   35,359.38

26.  Amount applied to Unpaid Class M-2
     Interest Shortfall                                              .00

27.  Amount applied to Class M-2 Interest
     Deficiency Amount                                               .00

28.  Remaining unpaid Class M-2 Interest
     Deficiency Amount                                               .00

29.  Remaining unpaid Class M-2 Interest
     Shortfall                                                       .00

     PRINCIPAL

30.  Formula Principal Distribution Amount
     (a)  Scheduled Principal                                        .00
     (b)  Principal Prepayments                                      .00
     (c)  Liquidated Contracts                                       .00
     (d)  Repurchases                                                .00
     (e)  Previously Undistributed Principal
          Amount                                                     .00

31.  Class M-2 Principal Balance                            5,625,000.00


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1996
                                    Page 4

                                      Distribution Date:  4/15/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                      Trust Account:  3334725-0

32.  Senior Percentage for such Payment Date                      100.00%

33.  Class M-2 Percentage Distribution:                              .00

     INTEREST ON PRINCIPAL SHORTFALL

34.  Aggregate Principal Shortfall Amount                            .00

35.  Class M-2 Principal Shortfall Amount                            .00

36.  Amount applied to Unpaid Class M-2 Interest
     Shortfall on Principal Shortfall                                .00

37.  Remaining Unpaid Class M-2 Interest Shortfall
     on Principal Shortfall                                          .00

     CLASS B PRINCIPAL DISTRIBUTION TESTS
     (tests must be satisfied on and after the Payment Date occurring in April 1999)

38.  Average Sixty Day Delinquency Ratio Test
     (a)  Sixty-Day Delinquency Ratio for current
          Payment Date                                               .03%
     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two
          preceding months; may not exceed 2.5%)                     .03%

39.  Average Thirty Day Delinquency Ratio Test
     (a)  Thirty-Day Delinquency Ratio for current
          Payment Date                                               .28%
     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two
          preceding months; may not exceed 5%)                       .28%

40.  Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for current
          Payment Date (as a percentage of Cut-off
          Date Pool Principal Balance: may not exceed
          10% from April 1, 1999 to March 31, 2001,
          11% from April 1, 2001 to March 31, 2002,
          12% after March 1, 2002                                    .00%


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1996
                                    Page 5

                                      Distribution Date:  4/15/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                      Trust Account:  3334725-0


41.  Current Realized Losses Test
     (a)  Current Realized Losses for current payment Date           .00
     (b)  Current Realized Loss Ratio (total Realized
          Losses for most recent three months, multiplied
          by 4, divided by arithmetic average of Pool
          Schedule Principal Balances for third preceding
          Remittance and for current Remittance Date;
          may not exceed 2.5%)                                       .00%

42.  Class B Principal Balance Test
     (a)  Class B Principal Balance (before any
          distributions on current Payment Date)
          divided by Pool Scheduled Principal Balance
          for prior Payment Date (must equal or exceed 24%)        12.00%

     CLASS B-1 CERTIFICATES
     ----------------------

43.  Amount Available less the Class A Distribution Amount
     and Class M Distribution Amount (including Monthly
     Servicing Fee)                                           328,212.22

     INTEREST

44.  Class B-1 Pass-through Rate                                    6.85%

45.  Current Interest                                          33,179.69

46.  Amount applied to Unpaid Class B-1 Interest
     Shortfall                                                       .00

47.  Amount applied to Class B-1 Interest
     Deficiency Amount                                               .00

48.  Remaining unpaid Class B-1 Interest
     Deficiency Amount                                               .00

49.  Remaining Unpaid Class B-1 Interest Shortfall                   .00

     PRINCIPAL

50.  Formula Principal Distribution Amount:
     (a)  Scheduled Principal                                        .00
     (b)  Principal Prepayments                                      .00
     (c)  Liquidated Contracts                                       .00
     (d)  Repurchases                                                .00
     (e)  Previously Undistributed Principal Amounts                 .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1996
                                    Page 6

                                      Distribution Date:  4/15/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                      Trust Account:  3334725-0


51.  Pool Scheduled Principal Balance                      91,664,983.72

52.  Class B Percentage for such Payment Date                        .00

53.  Class B Percentage of Formula Principal
     Distribution Amount                                             .00

54.  Class B Principal Balance                             11,251,023.00

55.  Class B-1 Principal Balance                            5,625,000.00

     INTEREST ON PRINCIPAL SHORTFALL

56.  Aggregate Principal Shortfall Amount                            .00

57.  Class B-1 Principal Shortfall Amount                            .00

58.  Amount applied to Unpaid Class B-1 Interest
     Shortfall on Principal Shortfall                                .00

59.  Remaining Unpaid Class B-1 Interest Shortfall
     on Principal Shortfall                                          .00

     CLASS B-2 CERTIFICATES
     ----------------------

60.  Remaining Amount Available                               295,032.53

     INTEREST

61.  Class B-2 Pass-through Rate                                    7.40%

62.  Current Interest                                          35,850.27

63.  Amount applied to Unpaid Class B-2 Interest
     Shortfall                                                       .00

64.  Remaining Unpaid Class B-2 Interest Shortfall                   .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1996
                                    Page 7

                                      Distribution Date:  4/15/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3

                                      Trust Account:  3334725-0


     PRINCIPAL

65.  Formula Principal Distribution Amount:
     (a)  Scheduled Principal                                        .00
     (b)  Principal Prepayments                                      .00
     (c)  Liquidated Contracts                                       .00
     (d)  Repurchases                                                .00
     (e)  Previously Undistributed Principal Amounts                 .00

66.  Pool Scheduled Principal Balance                      91,664,983.72

67.  Class B Percentage for such Payment Date                        .00

68.  Class B Percentage of Formula Principal
     Distribution Amount                                             .00

69.  Current Principal (Class B Percentage
     of Formula Principal Distribution Amount
     less Class B-1 Principal Balance)                               .00

70.  Class B-2 Principal Liquidation Loss Amount                     .00

71.  Class B-2 Limited Guaranty Payment                              .00

72.  Class B-2 Principal Balance                            5,626,023.00

     INTEREST ON PRINCIPAL SHORTFALL

73.  Aggregate Principal Shortfall Amount                            .00

74.  Class B-2 Principal Shortfall Amount                            .00

75.  Amount applied to Unpaid Class B-2 Interest
     Shortfall on Principal Shortfall                                .00

76.  Remaining Unpaid Class B-2 Interest Shortfall
     on Principal Shortfall                                          .00

     CLASS A, CLASS M, AND CLASS B CERTIFICATES
     ------------------------------------------

77.  Pool Factor
     (a)  Previous Month Pool Factor                          1.00000000
     (b)  Current Month Pool Factor                            .97800996

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1996
                                    Page 8

                                      Distribution Date:  4/15/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                      Trust Account:  3334725-0



78.  Aggregate Scheduled Balances of Delinquent Contracts
     as of Determination Date
     (a)  31-59 days               253,212.24    19
     (b)  60-89 days                25,287.12     1
     (c)  90 or more days                 .00     0

79.  Defaulted Contracts                                             .00

80.  Number of Liquidated Contracts and
     Net Liquidation Loss                           #  0             .00

81.  Number of Loans Remaining                                     6,298

82.  Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no FHA
     claim was submitted because FHA Insurance was
     unavailable                                    #  0             .00

83.  FHA Insurance reserve amount                         101,340,331.45

84.  Amount received from FHA insurance                              .00

     CLASS C CERTIFICATES
     --------------------

85.  Monthly Servicing Fee                                     58,578.76

86.  Class C Residual Payment                                 200,603.50


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.